                                                                   EXHIBIT 10.29

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement"), effective as of April 1, 1999 (the "Effective Date"), between Siemens Information and Communications Networks, Inc., a corporation incorporated under the laws of Delaware, with its principal office located at 900 Broken Sound Parkway, Boca Raton, Florida, United States of America 33487 (hereinafter "Assignor"), and Unisphere Solutions, Inc., a corporation incorporated under the laws of Delaware, with its principal office located at One Executive Drive, Chelmsford, MA 01824 (hereinafter "Assignee").

     WHEREAS, Assignor wishers to contribute to the capital of Assignee substantially all of the assets, operations, business and liabilities of Assignor's Voice over Internet Protocol (VoIP) and softswitch research and development business located in Boca Raton, Florida, which consists of certain employees, assets and intellectual property rights, all of which are identified in detail below in this Agreement (the "Business"), as of the Effective Date of this Agreement, pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, Assignor and Assignee hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     The following terms shall, for the purposes of this Agreement, have the following meanings:

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such first Person. The term "control" shall mean the power to direct the affairs of a Person by reason of ownership of voting stock, by contract or otherwise. The term "Affiliates" shall include all Subsidiaries of such Person.

     "Confidential Information" shall mean confidential or proprietary written, recorded or oral information or data (including such information pertaining to research, development, engineering, manufacturing, service, sale, marketing, technical information, intellectual property, financial, operating, cost, performance, business, process or customers), whether such confidential or proprietary nature is indicated orally or in writing (by such terms or terms of similar effect) or in a context in which the source of such information or data reasonably communicates, or the recipient of such information or data should reasonably have understood, that it should be treated as confidential or proprietary, whether or not the specific word "confidential" or "proprietary" is used.

     "Instruments of Assignment" shall mean one or more instruments providing for the assignment and transfer by Assignor to Assignee of Assets (as such term is defined in Section 2.1 hereof).

     "Intellectual Property" shall mean all domestic and foreign patents, utility models, patent applications, trademarks, trademark registration, servicemarks, tradenames, tradename registrations, registered copyrights, and applications for any of the foregoing, arising out of the Business.

     "Person" shall mean any individual, corporation, partnership, joint venture, trust, unincorporated organization, other entity or Governmental Body.

     "Subsidiary" of any Person shall mean any other Person which, now or at any time hereafter, is directly or indirectly owned 50% or more (in terms of voting securities or other voting ownership or partnership interest) by such first Person; provided, however, that such other Person shall be deemed to be a "Subsidiary" only so long as the foregoing test continues to be met.

     "Technology" shall mean all trade secrets, inventions, know-how, formulae, processes, procedures, research records, records of inventions, test information, market surveys and marketing know-how and unregistered copyrights owned by the Assignor, arising out of the Business.


                                   ARTICLE II

                           ASSIGNMENT AND ASSUMPTION

          SECTION 2.1 Assignment of Assets. As of the Effective Date, Assignor hereby contributes, assigns, conveys and transfers to Assignee, as a contribution to Assignee's capital, and Assignee hereby receives, acquires and accepts as such, all assets and properties of Assignor exclusively used or exclusively held for use in the Business, including but not limited to the following insofar as the following are exclusively used or exclusively held for use in the Business:

     (a) all Intellectual Property and Technology relating to, arising out of or used in the Business;

     (b) all assets of the Business, including but not limited to the inventory, machinery, equipment, furniture, vehicles, office equipment and other tangible personal property owned or leased by Assignor exclusively for use in the Business; and

     (c)  all of Assignor's employees in the Business;

all of the foregoing being referred to herein as the "Assets." The Assets shall include, but shall not be limited to, the tangible assets listed on Schedule 1 hereto.

          SECTION 2.2. Assignment and Assumption of Liabilities. As of the Effective Date, Assignor hereby assigns to Assignee, and Assignee hereby assumes and agrees to pay, honor and discharge all trade and other liabilities existing on the Effective Date, whether accrued, contingent or otherwise and whether known or unknown, arising out of or relating to the Business, all of the foregoing referred to herein as the "Liabilities".

          SECTION 2.3. Other Documents. As of the Effective Date, Assignor shall execute and deliver the Instruments of Assignment.


                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

         Assignor represents and warrants to Assignee that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and the Instruments of Assignment and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Assignor of this Agreement and the Instruments of Assignment and the performance by Assignor of its obligations hereunder and thereunder and the consummation by Assignor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Assignor. No other corporate action is required by Assignor in connection herewith or therewith. This Agreement has been, and when executed and delivered each of the Instruments of Assignment will be, duly executed and delivered by a duly authorized officer of Assignor and this Agreement constitutes and the Instruments of Assignment will constitute the valid and legally binding obligations of Assignor, enforceable in accordance with their respective terms.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

         Assignee represents and warrants to Assignor that Assignee is a corporation duly organized and in good standing under the laws of the State of Delaware. Assignee has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Assignee of this Agreement and the performance by Assignee of its obligations hereunder and the consummation by Assignee of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Assignee. No other action is required by Assignee in connection herewith. This Agreement has been duly executed and delivered by a duly authorized officer of Assignee, and this Agreement constitutes the valid and legally binding obligations of Assignee, enforceable in accordance with its terms.

                                   ARTICLE V

                                   COVENANTS

         SECTION 5.1. Confidentiality. (a) Subject to Section 5.1(b), each of Assignor and Assignee shall, and shall cause its Affiliates to, keep confidential and not disclose to any Person (including the receiving party's other divisions) all Confidential Information relating to the other party hereto and shall not use such Confidential Information for its own benefit.

         (b) The obligations imposed by Section 5.1(a) hereof shall not apply, or shall cease to apply, to any Confidential Information when, and to the extent that, such Confidential Information:

         (i)   Becomes known to the public; or

         (ii) Becomes known to the receiving party or its Affiliates from sources other than the disclosing party or its Affiliates under circumstances not involving any breach of any confidentiality obligation between such source and the discloser or its Affiliates; or

     (iii) Is required to be disclosed by law or applicable legal process, any other applicable statute or governmental rule, regulation or order, or any governmental requests for additional information or documents thereunder; or

     (iv)   The disclosing party expressly consents thereto in writing.

            SECTION 5.2. FURTHER ASSURANCES. (a) From and after the Effective Date, Assignee and Assignor agree that each will act in a manner supporting compliance, including compliance by its Affiliates, with all of their obligations under this Agreement and the Instruments of Assignment.

            (b) Assignor from time to time, at the request of Assignee, and without further consideration, shall cause the execution and delivery of such other instruments of conveyance and transfer and take such other action or execute such other documents as Assignee may reasonably request in order more effectively to convey, transfer to and vest in Assignee, and to put Assignee in possession of, any Assets to be acquired by Assignee hereunder and, in the case of any contracts and rights which cannot be effectively transferred without the consent or approval of other Persons which is unobtainable, to use its best reasonable efforts to ensure that Assignee receives the benefits thereof to the maximum extent permissible in accordance with applicable law or other applicable restrictions.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

            SECTION 6.1. SCHEDULES. The Schedules to this Agreement shall be construed with and as integral parts of this Agreement to the same extent as if they were set forth verbatim herein; provided, however, that in the event of any conflict between any such Schedule and this Agreement, this Agreement shall control.

            SECTION 6.2. SUCCESSORS: ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, Assignor and Assignee and their successors and may be assigned in whole or in part thereby to any of their respective Affiliates (with the assignor remaining secondarily liable thereon), but otherwise this Agreement is not assignable by any party hereto, either in whole or in part, without the prior written consent of the other parties, and any such attempted assignment without such consent shall be null and void.

            SECTION 6.3. NO THIRD-PARTY BENEFICIARIES. Nothing herein is intended to, or shall be construed to, confer upon any Person not a party hereto any rights or benefits hereunder.

            SECTION 6.4. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

            SECTION 6.5. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any party hereto or set of circumstances shall, in any jurisdiction and to any extent, be finally held to be invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provisions, and puts the parties in a position as nearly comparable as possible to the position they would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

     SECTION 6.6 GOVERNING LAW. The interpretation and construction of this Agreement and (unless otherwise expressly provided herein), all amendments hereof and waivers and consents hereunder shall, to the extent the particular subject matter is controlled by state law, be governed by and be construed in accordance with the substantive law of the State of Delaware without regard to the conflicts of laws principles thereof, except that United States federal law shall govern any particular subject matter controlled thereby.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement to be duly executed as of the date first above written.


STEMENS INFORMATION AND
COMMUNICATIONS NETWORKS, INC.               UNISPHERE SOLUTIONS, INC.

By /s/ Dieter Diehn                         By /s/ George Donahue
  ---------------------------                 ---------------------------
Name: Dieter Diehn                          Name: George Donahue
     ------------------------                    ------------------------
Title: VP & CFO                             Title: VP & CFO
      -----------------------                     -----------------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                                   SCHEDULE 1

                                TANGIBLE ASSETS

1.   EMPLOYEES
     (SEE ATTACHMENT A)

2.   FIXED ASSETS
     (SEE ATTACHMENT B)

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                                   SCHEDULE 1

                                Tangible Assets


1.   Employees
     (See Attachment A)


2.   Fixed Assets
     (See Attachment B)

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                                   SCHEDULE 1

                                TANGIBLE ASSETS

1.   EMPLOYEES
     (SEE ATTACHMENT A)

2.   FIXED ASSETS
     (SEE ATTACHMENT B)

          ATTACHMENT A

     Emp Name
------------------------------------
Arredondo, Tomas V
Carr, Stephen J
Chang, Mangping
Chang-Chien, Shelley
Chow, On-Kit
Clement, Michael
Colaco, Pedro A
Dunajick, Ming
Erler, Martin
Glasgow, George
Goyal, Devender K
Gregory, Michael
Gueldner, Claus T
Hage, Peter
Haynie, Linda A
Hettinger, Scott E
Huang, Lin
Hurry, Maurice C
Kahil, Aziz J
Korianski, Ricardo
LeConte, Alix
Lu, Tianling
Malaney, Shawn
Marmion, Joseph D
McConnell, David
McSheffrey, Dwight D
Miller, Franklyn H
Montiel, David
Negron Jr. Emilio
Nguyen, Hong T
Olson, Diane
Oulld-Alasa, Mourad
Pennington, George
Rahmati, Mohammad
Relthmeier, Johann
Roohi, Nader
Sandhu, Harminder S
Scheurie, Robert
Scott, Lee
Sothern-Haigh, Tracy
Su, Stephen
Teelucksingh, Ken T
Thompson, Damon C
Tudor, Florin
Turner, Nancy
Verduci, Sergio A
Verzhinski, Dimitri

Wan, Vic
Wang, Jin
Whitten, James C
Wishod, Janet R
Wood, James M
Wu, Y. Vivian
Yang, Yan

                            UNISPHERE SOLUTIONS, INC
                               VOIP FIXED ASSETS
                                  ATTACHMENT B



                                  DESCRIPTION

6E+08     0    11/1/97 PC-DELL XPICD/M166ST
6E+08     0    12/1/97 PC-DELL P6266/GXA/M
6E+08     0    12/1/97 PC-DELL P6266/GXA/M
6E+08     0    12/1/97 PC-DELL R6266/GXM/M
6E+08     0    3/1/98 PC-DELL P6266/GXA/M BASE
6E+08     0    5/1/98 PC-DELL P6266/GXA/M
6E+08     0    11/1/98 DELL LATITUDE CPi300XT
6E+08     0    11/1/98 DELL LATITUDE CPi300XT
6E+08     0    3/1/99 DELL LATITUDE PCi300XT
6E+08     0    3/1/99 DELL LATITUDE PCi300XT
6E+08     0    6/1/99 DELL LATITUDE CPi300XT
6E+08     0    12/1/98 DELL PC W/MONITOR
6E+08     0    12/1/98 DELL PC W/MONITOR
6E+08     0    2/1/97 PC-DELL LATITUDE XPI P150
6E+08     0    4/1/97 PC-COMPAQ LTE 5400
6E+08     0    4/1/97 SPARCSTATION 5
6E+08     0    6/1/97 PC-DELL LATITUDE LM M166MMX
6E+08     0    1/1/98 DELL POWER EDGE 4200
6E+08     0    12/1/97 PROC 9.1 GB EXT ULTRA
6E+08     0    2/1/98 PC-DELL LATITUDE CP M233XT
6E+08     0    2/1/98 PC-DELL LATITUDE CP M233XT
6E+08     0    5/1/98 PC-DELL P6266W/VIDEO
6E+08     0    8/1/98 PC-DELL P6350 100 MHZ GXI M+
6E+08     0    12/1/98 SUN ULTRA 60
6E+08     0    4/1/99 NEC EXPRESS 5800 ES1400 SERIES
6E+08     0    2/1/98 DOMINOWAN ANALYZER
6E+08     0    12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08     0    5/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08     0    12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08     0    5/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    5/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08     0    5/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08     0    5/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    5/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    6/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    12/1/98 SUN ULTRA 60
6E+08     0    6/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    6/1/97 PC-DELL 6200/OP GXPRO
6E+08     0    12/1/98 SUN ULTRA 60

6E+08         0       6/1/97 PC-DELL 6200/OP GXPRO
6E+08         0      12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08         0       6/1/97 PC-DELL 6200/OP GXPRO
6E+08         0       6/1/97 PC-DELL 6200/OP GXPRO
6E+08         0      12/1/97 RACK MOUNT UPS
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0      12/1/97 DEH 2740 3CPM SUPER STACK 11 SWITCH
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0      12/1/98 SUN ULTRA 60 COLOR MONITOR
6E+08         0      10/1/97 MITSUBISHI DIAMOND PRO 21" MONITOR
6E+08         0      10/1/97 MITSUBISHI DIAMOND PRO 21" MONITOR
6E+08         0      12/1/98 SUN ULTRA 60
6E+08         0      10/1/97 MITSUBISHI DIAMOND PRO 21" MONITOR
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0      10/1/99 ENTERPRISE 6000 SERVER
6E+08         0       2/1/98 ERWIN 3.0 ENTITY RELATION SOFTWARE
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0      12/1/98 SUN ULTRA 60
6E+08         0      10/1/97 PC-DELL 6200/OP GXPRO P200
6E+08         0       2/1/98 ERWIN 3.0 ENTITY RELATION SOFTWARE
6E+08         0      11/1/97 PC-DELL DIMENSION XPS 300 MHZ PENTIUM
6E+08         0      10/1/96 FURNITURE INSTALLATION
6E+08         0       3/1/98 APC RACK MOUNT UPS
6E+08         0      10/1/96 LCD HI-RES PORTABLE
6E+08         0      10/1/99 CATALYST A/C POWER
6E+08         0      10/1/98 DELL P6350 (100 MHZ FSB)
6E+08         0       1/1/98 LEXM OPTRA 158225 S165ON PRINTER
6E+08         0      10/1/98 DELL P6350 (100 MHZ FSB)
6E+08         0       1/1/98 DELL POWEREDGE 4200, 266MHZ/512K
6E+08         0      10/1/98 DELL P6360 (100 MHZ FSB)
6E+08         0       1/1/98 DELL P6288/GXa/M BASE, W/2MB VIDEO MEMORY
6E+08         0      10/1/98 DELL P6360 (100 MHZ FSB)
6E+08         0      10/1/99 38 GBYTE SUN STOREDGE EXPANSION RACK
6E+08         0      10/1/98 DELL P6350 (100 MHZ FSB)
6E+08         0       2/1/98 DELL LATITUDE CP/M233ST SYGA
6E+08         0      10/1/98 DOMINOWAN (TM) 2MBPS ETSI INTERFACE
6E+08         0       2/1/98 DELL LATITUDE CP/M233ST SYGA
6E+08         0       1/1/98 DELL P6266/GXa/M BASE, W/2MB VIDEO MEMORY
6E+08         0       4/1/98 HP LASERJET PRINTER
6E+08         0       4/1/98 MULTIBIN MAILBOX
6E+08         0       5/1/98 HIPER ACCESS SYSTEM W/SERVER
6E+08         0       5/1/98 DELL DIMENSION XPS 333 MHZ PENTIUM
6E+08         0       2/1/98 PRIMERGY PRODUCT LINE
6E+08         0       5/1/98 DELL P6333 (PC)
6E+08         0       2/1/99 DELL P6350
6E+08         0       6/1/98 SUN ULTRA 5 SYSTEM W/270 MHZ
6E+08         0       7/1/98 181549 HP 233MMX SERVER

6E+08   0   2/1/99 DELL P6350
6E+08   0   5/1/98 DELL LATITUDE CP M233ST (LAPTOPS)
6E+08   0   2/1/98 CISCO 4500 ROUTER
6E+08   0   5/1/98 DELL LATITUDE CP M233ST (LAPTOP)
6E+08   0  12/1/96 DELL POWEREDGE 2300 BASE, 400 MHZ PROCESSOR
6E+08   0  12/1/97 FLUKE NETWORK ASSISTANT
6E+08   0  12/1/98 DELL POWEREDGE 2300 BASE 400 MHZ PROCESSOR
6E+08   0   1/1/98 DELL P6350 PC
6E+08   0   1/1/98 DELL 9300PC
6E+08   0   2/1/98 DELL 96266/GMAX/M BASE
6E+08   0   2/1/98 DELL P6266 GXA/M BASE
6E+08   0   7/1/98 DELL P6350 GX1/M BASE
6E+08   0  10/1/97 TOTAL CONTROL HUB & EDGE SERVER
6E+08   0   7/1/98 LASERJET 4000SE PRINTER
6E+08   0   8/1/98 DELL P6350 (100MHZ FSB) GX1/M+
6E+08   0  10/1/99 45-GBYTE SUN STOREDGE DISK ARRAY
6E+08   0  10/1/99 45-GBYTE STOREDGE A5000
6E+08   0   2/1/98 CISCO 4500 ROUTER
6E+08   0  10/1/98 SU2200 RM NET APC RACK MOUNT UPS
6E+08   0   4/1/99 DELL LATITUDE CP1300XT
6E+08   0   2/1/98 DELL LATITUDE CP/M233XT LAPTOP
6E+08   0   6/1/98 T-BERD PCM ANALYZER 224
6E+08   0   6/1/98 TSU 600 VP24 FXS PORTS
6E+08   0   9/1/98 90-01628 PCM SYSTEM CONTROLLER
6E+08   0   9/1/98 90-01520 ABACUS BASE SYSTEM
6E+08   0  11/1/98 SS7 MEGAPAC, 8LINK SPECTRA FOR IX300
6E+08   0  11/1/98 169005 APC RACK
6E+08   0  12/1/98 ABACUS RACKMOUNTABLE BASE SYSTEM
6E+08   0  12/1/98 WEB SERVER FOR IX3000 VOIP PRODUCT
6E+08   0  12/1/98 NSC SECURITY ROUTER
6E+08   0   2/1/99 HAWORTH PREMISE SYSTEMS FURNITURE
6E+08   0  12/1/98 HP OV MANAGEX NT SERVER & CONSOLE
6E+08   0  12/1/98 SUN ULTRA 60
6E+08   0   2/1/98 PC-DELL LATITUDE CP, M233ST
6E+08   0   2/1/98 COLOR OSCILLOSCOPE
6E+08   0   5/1/99 17" COLOR MONITOR
6E+08   0   5/1/99 NETSERVER 4DRIVES DISK ARRAY
6E+08   0   5/1/99 NETSERVER 4-DRIVES DISK ARRAY
6E+08   0   5/1/99 SURE STORE DLT40E TAPE DRIVE BACK UP
6E+08   0   5/1/99 HPLXR PRO SERVERS
6E+08   0   5/1/99 HPLXR PRO SERVERS
6E+08   0   2/1/99 SUN ULTRA 60 WORKSTATION SYSTEM
6E+08   0  12/1/98 SUN ULTRA
6E+08   0  11/1/98 DELL POWEREDGE SERVER
6E+08   0  11/1/98 DIAMOND PRO 21' MONITOR
6E+08   0  11/1/98 DIAMOND PRO 21" MONITOR
6E+08   0  11/1/98 DIAMOND PRO 21" MONITOR
6E+08   0  11/1/98 DIAMOND PRO 21" MONITOR
6E+08          0         11/1/98 DIAMOND PRO 21" MONITOR
6E+08          0         11/1/98 DELL P6350 WORKSTATIONS
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         11/1/98 DELL P6350 WORKSTATION
6E+08          0         10/1/98 DELL P6350 100MHZ FSB
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 DELL POWEREDGE 2300 BASE 400MHZ PROCESSOR
6E+08          0         10/1/98 DELL SUPERSTACK II SWITCH 3300 12P
6E+08          0         3/30/99 PCI 4 LINK T1/E1
6E+08          0         3/30/99 PCI 4 LINK T1/E1 ADAPTER
6E+08          0         3/30/99 PCI 4 LINK T1/E1 ADAPTER
6E+08          0         3/30/99 OMNI/SIGNAL/WAVE
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 DELL P6350 (100MHZ FSB)
6E+08          0         10/1/98 MITSUBISHI 21" MONITORS
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR
6E+08          0         10/1/98 MITSUBISHI 21" MONITOR

6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0              10/1/98 MITSUBISHI 21" MONITOR
6E+08           0               2/1/98 24 PORT ADVANCED DIGITAL TELEPH
6E+08           0               2/1/98 DATA CHANNEL
6E+08           0               2/1/98 ADTRAN TSU-100
6E+08           0               2/1/98 CISCO 4500 ROUTER
6E+08           0              10/1/99 DELL P6350 (100MHZ FSB) GX1/M+
6E+08           0              10/1/98 3COM SUPERSTK 12PORT SWITCH
6E+08           0              10/1/99 ABACUS RACK MOUNTABLE BASE SYSTEM
6E+08           0              10/1/98 HP LASERJET 4000 TN 3 TRAYS
6E+08           0               2/1/98 DOMINOWAN ANALYZER
6E+08           0              10/1/99 SUN ULTRA SS BASE CONF. & MONITOR(INV# 031967)
6E+08           0              10/1/99 DELL LATITUDE
6E+08           0              10/1/99 DELL P6350 PC
6E+08           0              10/1/99 DELL P6350 PC
6E+08           0              10/1/99 DELL P6350 PC
6E+08           0              10/1/99 J112BAB:HP OPENVIEW NETWORK NODE(SOFTWARE)
6E+08           0               4/1/98 DELL LATITUDE CP, M233XT
6E+08           0              10/1/99 DELL NOTEBOOK 150 XPI CD
6E+08           0              10/1/99 PC-DELL XPICD M166
6E+08           0               3/1/98 COMPUSA LASER PRINTER HP4000SE
6E+08           0              10/1/99 PC-DELL XPICD/M166
6E+08           0               4/1/98 DELL PC P6266 GXaEM+/M BASE
6E+08           0              12/9/99 LAPTOP DELL LATITUDE CPi266XT
                                              VOIF Additions

\

                    Historical          Accumulated           Net Book
                       Cost             Depreciation            Value
                    ----------          ------------          ---------
                     2,865.99             (2,069.88)             796.11
                     2,223.96             (1,544.42)             679.54
                     2,223.96             (1,544.42)             679.54
                     2,223.97             (1,544.42)             679.55
                     2,473.25             (1,511.44)             961.81
                     2,497.77             (1,387.65)           1,110.12
                     5,013.44             (1,949.68)           3,063.76
                     5,013.44             (1,949.68)           3,063.76
                     4,239.24             (1,177.57)           3,061.67
                     4,239.24             (1,177.57)           3,061.67
                     3,352.77               (651.93)           2,700.84
                     1,500.00               (541.67)             958.33
                     1,500.00               (541.67)             958.33
                     4,994.61             (4,855.87)             138.74
                     6,332.44             (5,804.73)             527.71
                     5,400.54             (4,950.50)             450.04
                     7,030.70             (6,054.22)             976.48
                    15,182.66            (10,121.78)           5,060.88
                     1,524.28             (1,058.52)             465.78
                     3,865.67             (2,469.74)           1,395.93
                     3,865.67             (2,469.74)           1,395.93
                     2,788.91             (1,549.40)           1,239.51
                     2,186.90             (1,032.71)           1,154.19
                     5,592.81             (1,211.77)           4,381.04
                     2,674.00               (401.10)           2,272.90
                    15,709.70             (6,022.06)           9,687.64
                     5,692.81             (1,211.77)           4,381.04
                     5,202.18             (4,624.17)             578.01
                     5,592.81             (1,211.77)           4,381.04
                     5,592.81             (1,211.77)           4,381.04
                     5,202.18             (4,624.17)             578.01
                     5,202.18             (4,624.17)             578.01
                     5,592.81             (1,211.77)           4,381.04
                     5,202.18             (4,624.17)             578.01
                     5,592.81             (1,211.77)           4,381.04
                     5,202.18             (4,624.17)             578.01
                     5,202.16             (4,624.13)             578.03
                     4,325.37             (3,724.63)             600.74
                     5,592.81             (1,211.77)           4,381.04
                     4,325.37             (3,724.63)             600.74
                     4,325.37             (3,724.63)             600.74
                     5,592.81             (1,211.77)           4,381.04





  4,325.37       (3,724.63)          600.74
  5,592.81       (1,211.77)        4,381.04
  4,326.37       (3,724.63)          600.74
  4,325.38       (3,724.63)          600.75
  1,267.76         (528.23)          739.53
  4,325.37       (3,244.03)        1,081.34
  4,325.37       (3,244.03)        1,081.34
  3,425.80       (1,427.42)        1,998.38
  4,326.38       (3,244.03)        1,081.35
  3,669.10       (2,751.82)          917.26
  5,592.81       (1,211.77)        4,381.04
  1,530.11       (1,147.59)          382.52
  1,530.11       (1,147.59)          382.52
  5,592.81       (1,211.77)        4,381.04
  1,530.11       (1,147.59)          382.52
  3,669.10       (2,751.82)          917.28
151,014.95      (32,719.91)      118,295.04
  2,988.76       (1,909.48)        1,079.28
  3,669.10       (2,751.82)          917.28
  5,592.81       (1,211.77)        4,381.04
  3,669.09       (2,751.82)          917.27
  2,988.76       (1,909.48)        1,079.28
  4,416.43       (3,189.65)        1,226.78
  5,088.00       (3,307.20)        1,780.80
  1,399.20         (855.07)          544.13
 10,855.46       (7,056.04)        3,799.42
 55,446.25       (5,544.62)       49,901.63
  3,194.46       (1,331.03)        1,863.42
  2,278.47       (1,518.98)          759.49
  3,194.45       (1,331.03)        1,863.42
  8,566.58       (5,711.06)        2,855.52
  3,194.45       (1,331.03)        1,863.42
  2,593.63       (1,729.09)          864.54
  3,194.46       (1,331.03)        1,863.42
 15,974.84       (3,461.22)       12,513.62
  3,194.44       (1,331.01)        1,863.43
  4,121.15       (2,632.96)        1,488.19
  2,123.73         (530.94)        1,592.79
  4,121.16       (2,632.96)        1,488.20
  2,657.39       (1,771.60)          885.79
  4,496.52       (2,622.97)        1,873.56
  1,029.26         (600.40)          428.86
 22,811.48      (12,673.05)       10,138.43
  3,262.89       (1,812.72)        1,450.17
  9,659.49       (3,702.81)        5,956.68
  3,145.44       (1,747.47)        1,397.97
  2,238.73         (684.05)        1,554.68
  8,271.25       (4,365.38)        3,905.87
  2,526.98       (1,262.99)        1,262.99

 2,238.72         (684.05)        1,554.67
 4,330.99       (2,406.11)        1,924.88
15,709.70       (6,022.08)        9,587.64
 4,330.99       (2,406.11)        1,924.88
 3,553.96       (1,974.42)        1,579.54
 3,188.69       (1,151.48)        2,037.21
 6,066.32       (2,527.22)        3,538.10
 3,188.69       (1,151.48)        2,037.21
 3,541.21       (2,360.80)        1,180.41
 3,486.40       (2,324.27)        1,162.13
 2,381.39       (1,521.45)          859.94
 2,381.40       (1,521.45)          859.95
 3,600.79       (1,800.40)        1,800.39
18,981.08      (14,235.83)        4,745.25
 2,312.10       (1,156.06)        1,156.04
 3,600.79       (1,700.37)        1,900.42
15,974.84       (3,461.22)       12,513.62
15,974.84       (3,461.22)       12,513.62
15,709.70       (6,022.06)        9,687.64
 1,259.28         (314.83)          944.45
 4,033.99       (1,008.51)        3,025.48
 4,321.42       (2,760.91)        1,560.51
12,127.60       (3,840.41)        8,287.19
 4,963.74       (1,571.86)        3,391.88
53,723.05      (14,326.15)       39,396.90
 7,950.00       (2,120.00)        5,830.00
94,022.00      (21,938.47)       72,083.53
 3,005.10         (701.20)        2,303.90
53,424.00      (11,575.20)       41,848.80
16,790.38       (3,637.92)       13,152.46
15,708.70       (6,022.06)        9,687.64
40,038.11       (7,340.32)       32,697.79
 9,393.56       (2,035.27)        7,358.29
 5,592.86       (1,211.78)        4,381.08
 4,554.44       (2,909.79)        1,644.65
15,708.70       (6,022.06)        9,687.64
   254.74          (56.61)          198.13
 1,444.73         (321.06)        1,123.67
 1,444.73         (321.06)        1,123.67
 2,314.49         (514.34)        1,800.15
15,466.30       (3,436.96)       12,029.34
15,466.30       (3,436.96)       12,029.34
 2,994.90         (915.11)        2,079.79
 5,592.81       (1,211.77)        4,381.04
12,673.16       (4,928.46)        7,744.70
 1,542.94         (600.03)          942.91
 1,542.94         (600.03)          942.91
 1,542.94         (600.03)          942.91
 1,542.94         (600.03)          942.91

 1,542.92           (600.03)          942.89
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.81           (860.94)        1,352.87
 2,213.80           (860.92)        1,352.88
 3,262.01         (1,359.18)        1,902.83
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.61           (476.09)          666.52
 1,142.57           (476.08)          666.49
 7,324.48         (3,051.86)        4,272.62
 1,670.49           (696.04)          974.45
 9,574.13         (2,659.49)        6,914.54
 9,574.13         (2,659.49)        6,914.54
 9,574.13         (2,659,49)        6,914.54
35,105.11         (9,751.42)       25,353.69
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.29         (1,098.04)        1,537.25
 2,635.28         (1,098.04)        1,537.24
 1,038.80           (403.98)          634.82
 1,038.80           (403.98)          634.82
 1,038.80           (403.98)          634.82
 1,038.80           (403.98)          634.82
 1,038.80           (403.98)          634.82
 1,038.80           (403.98)          634.82

    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
    1,038.80           (403.98)         634.82
   26,984.60        (10,344.10)      16,640.50
   15,709.70         (6,022.06)       9,687.64
   15,709.70         (6,022.06)       9,687.64
   15,709.70         (6,022.06)       9,687.64
    2,686.11           (895.37)       1,790.74
    1,716.14           (524.38)       1,191.76
    8,087.80         (1,572.62)       6,515.18
    1,876.20           (364.82)       1,511.38
   15,709.74         (6,022.07)       9,687.67
    4,200.81         (1,516.96)       2,683.85
    3,352.78           (465.67)       2,887.11
    3,329.01         (1,387.09)       1,941.92
    3,329.01         (1,387.09)       1,941.92
    3,329.00         (1,387.09)       1,941.91
    3,287.76           (712.35)       2,575.41
    3,811.41         (2,281.65)       1,629.76
    4,498.28         (3,373.72)       1,124.56
    5,122.52         (3,841.90)       1,280.62
    1,187.20           (725.51)         461.69
    5,122.51         (3,841.88)       1,280.63
    2,360.27         (1,376.83)         983.44
    4,196.39           (174.85)       4,021.54
------------       -----------      ----------
1,478,793.14       (550,942.84)     927,850.30
============       ===========      ==========

                             CONSENT AND AMENDMENT

     This Consent and Amendment ("Amendment"), effective as of April 1, 1999 ("Effective Date"), is made by and between Siemens Information and Communication Networks, Inc., a corporation incorporated under the laws of Delaware, with its principal office located at 900 Broken Sound Parkway,Boca Raton, Florida 33487 (hereinafter "Siemens" or "Assignor"), and Unisphere Solutions, Inc., a corporation incorporated under the laws of Delaware, with its principal office located at One Executive Drive, Chelmsford, Massachusetts 01824 ("Unisphere" or "Assignee").

     WHEREAS, Siemens and Unisphere entered an Assignment and Assumption Agreement effective as of April 1, 1999; and

     WHEREAS, Unisphere and Siemens have agreed to amend the Assignment and Assumption Agreement to carry out the parties intentions.

     NOW THEREFORE, in consideration of the mutual promises and agreements by the parties set forth herein, the parties agree as follows.

     1.   Section 2.1 (a) is replaced as follows.

Subject to the License Agreement at Section 2.4, all Intellectual Property and Technology relating to, arising out of or used in the Business;

     2.   Add as Section 2.4:

LICENSE AGREEMENT. Assignor retains and the Assignee grants to Assignor a nonexclusive, worldwide, paid-up, royalty-free, irrevocable license, for all purposes, in the Intellectual Property and Technology assigned under this Agreement, with the right to grant sublicenses of the same or lesser scope to Subsidiaries of Assignor; Persons having Assignor as a Subsidiary; and successors or assigns of Assignor.

     3. In the event of any conflict, inconsistency, or incongruity between the provisions of this Amendment, and any of the provisions of the Assignment and Assumption Agreement, the provisions of this Amendment shall in all respects govern and control.

     4. It is expressly agreed by the parties that this Amendment is supplemental to the Assignment and Assumption Agreement, which is by reference made a part hereof, and all the terms, conditions, and provisions thereof, unless specifically amended herein, are to apply to the Assignment and Assumption Agreement, and this Amendment thereto as though they were expressly written, incorporated, and included herein.

     5. This Amendment replaces any prior oral or written agreements or other communications between the parties with respect to the subject matter of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and agreed to effective as of the date indicated above.


SIEMENS INFORMATION AND
COMMUNICATION NETWORKS, INC.               UNISPHERE SOLUTIONS, INC.

By /s/ Dieter Diehn                         By /s/ George Donahue
  ---------------------------                 ---------------------------

Title: VP & CFO                             Title: VP & CFO
      -----------------------                     -----------------------